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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    August 30, 2001 (August 29,
                                                     2001)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                      1-10410                 62-1411755
 (State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


      ONE HARRAH'S COURT
      LAS VEGAS, NEVADA                                          89119
(Address of Principal Executive Offices)                         (Zip Code)



                                 (702) 407-6000
                 ----------------------------------------------
              (Registrant's telephone number, including area code)


                 ----------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.     OTHER EVENTS

      On August 29, 2001, Harrah's Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(1) and incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

                  99(1) Text of press release, dated August 29, 2001, of the Registrant.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HARRAH'S ENTERTAINMENT, INC.


Date: August 30, 2001               By:  /s/ Brad L. Kerby
                                         -----------------------------------
                                         Name:   Brad L. Kerby
                                         Title:  Vice President, Corporate
                                                 Counsel, and Secretary